UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 4, 2022
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 5.000% Senior Notes due 2024 (and the related guarantee of Registrant)		AGO 24	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 4, 2022, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.    Election of Directors:

Director Nominees	For	Against	Abstain	Broker Non- Votes
Francisco L. Borges	57,473,284	1,055,759	119,925	3,005,593
G. Lawrence Buhl	57,327,121	1,253,576	68,271	3,005,593
Dominic J. Frederico	58,437,015	155,359	56,594	3,005,593
Bonnie L. Howard	58,096,418	485,874	66,676	3,005,593
Thomas W. Jones	57,325,652	1,177,049	146,267	3,005,593
Patrick W. Kenny	57,241,848	1,338,828	68,292	3,005,593
Alan J. Kreczko	58,399,182	181,500	68,286	3,005,593
Simon W. Leathes	58,422,820	157,868	68,280	3,005,593
Michelle McCloskey	57,344,128	1,238,163	66,677	3,005,593
Yukiko Omura	58,416,413	154,536	78,019	3,005,593
Lorin P.T. Radtke	58,425,652	155,623	67,693	3,005,593
Courtney C. Shea	58,429,339	153,043	66,586	3,005,593

2.    To approve, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non- Votes
48,029,490	10,551,267	68,211	3,005,593

3.    To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2022, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

For	Against	Abstain
61,198,309	417,907	38,345

4A.    To authorize the Company to vote for directors of the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

Director Nominees	For	Against	Abstain	Broker Non- Votes
Howard W. Albert	58,497,486	87,528	63,954	3,005,593
Robert A. Bailenson	58,497,947	89,073	61,948	3,005,593
Gary Burnet	58,498,657	88,356	61,955	3,005,593
Ling Chow	58,483,185	116,283	49,500	3,005,593
Stephen Donnarumma	58,500,839	86,109	62,020	3,005,593
Dominic J. Frederico	58,508,686	89,149	51,133	3,005,593
Darrin Futter	58,500,730	86,290	61,948	3,005,593
Jorge Gana	58,499,782	86,779	62,407	3,005,593
Holly L. Horn	58,496,039	84,639	68,290	3,005,593
Walter A. Scott	58,509,327	87,386	52,255	3,005,593

4B.     To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2022:

For	Against	Abstain
61,374,009	242,193	38,359

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: May 6, 2022

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